

# SilverBow Resources Corporate Presentation

November 2021

SilverBow RESOURCES®

# Forward-Looking Statements







THE MATERIAL INCLUDED herein which is not historical fact constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These opinions, forecasts, scenarios and projections relate to, among other things, estimates of future commodity prices and operating and capital costs, capital expenditures, levels and costs of drilling activity, estimated production rates or forecasts of growth thereof, hydrocarbon reserve quantities and values, potential oil and gas reserves expressed as "EURs," assumptions as to future hydrocarbon prices, liquidity, cash flows, operating results, availability of capital, internal rates of return, net asset values, drilling schedules and potential growth rates of reserves and production, all of which are forward-looking statements. These forward-looking statements are generally accompanied by words such as "could," "believe," "anticipate," "intend," "estimate," "budgeted," "guidance," "forecast," "expect," "may," "continue," "predict," "potential," "plan," "project" and similar expressions although not all forward-looking statements contain such identifying words. Although the Company believes that such forward-looking statements are reasonable, the matters addressed represent management's expectations or beliefs concerning future events, and it is possible that the results described in this presentation will not be achieved. These forward-looking statements are based on current expectations and assumptions and are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from the results discussed in the forward-looking statements, including among other things: the severity and duration of world health events, including the COVID-19 pandemic, related economic repercussions including disruptions in the oil and gas industry; the supply of oil and actions by the members of the Organization of the Petroleum Exporting Countries ("OPEC") and Russia (together with OPEC and other allied producing countries, "OPEC+") with respect to oil production levels and announcements of potential changes in such levels; operational challenges relating to the COVID-19 pandemic and efforts to mitigate the spread of the virus, including logistical challenges, protecting the health and well-being of our employees, remote work arrangements, performance of contracts and supply chain disruptions; shut-in and curtailment of production due to decreases in available storage capacity or other factors; volatility in natural gas, oil and NGL prices; liquidity including our ability to satisfy our short- or long-term liquidity needs; our ability to execute our business strategy, including the success of our drilling and development efforts; timing, cost and amount of future production of oil and natural gas; expectations regarding future free cash flow; and other factors discussed in the Company's reports filed with the Securities and Exchange Commission ("SEC"), including its Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Reports on Form-Q and Current Reports on Form 8-K filed thereafter.

All forward-looking statements speak only as of the date of this presentation. You should not place undue reliance on these forward-looking statements

CAUTIONARY NOTE Regarding Potential Reserves Disclosures – Current SEC rules regarding oil and gas reserve information allow oil and gas companies to disclose proved reserves, and optionally probable and possible reserves that meet the SEC's definitions of such terms. In this presentation, we refer to estimates of resource "potential" or "EUR" (estimated ultimate recovery quantities) or "IP" (initial production rates) or other descriptions of volumes potentially recoverable, which in addition to reserves generally classifiable as probable and possible include estimates of reserves that do not rise to the standards for possible reserves, and which SEC guidelines strictly prohibit us from including in filings with the SEC. U.S. Investors are urged to consider closely the oil and gas disclosures in our Form 10-K and other reports and filings with the SEC.

These estimates are by their nature more speculative than estimates of proved reserves and are subject to greater uncertainties, and accordingly the likelihood of recovering those reserves is subject to substantially greater risk.

THIS PRESENTATION has been prepared by the Company and includes market data and other statistical information from sources believed by it to be reliable, including independent industry publications, government publications or other published independent sources. Some data is also based on the Company's good faith estimates, which is derived from its review of internal sources as well as the independent sources described above. Although the Company believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

THIS PRESENTATION includes information regarding our current drilling and completion costs and historical cost reductions. Future costs may be adversely impacted by increases in oil and gas prices which results in increased activity.

THIS PRESENTATION references non-GAAP financial measures. Please see the Appendix to this presentation for definitions and reconciliations to the most directly comparable GAAP measure. Non-GAAP measures should not be considered in isolation or as a substitute for related GAAP measures or any other measure of a Company's financial or operating performance presented in accordance with GAAP.

THIS PRESENTATION includes information regarding our PV-10 as of 12/31/20. PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using SEC prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using SEC prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC.

SilverBow RESOURCES®

# SilverBow Investment Highlights

SBOW
LISTED
NYSE

| | |
|---|---|
| **Pure Play E&P** | Established operator with deep technical experience and in-basin knowledge |
| **Balanced Commodity Mix** | Inventory provides optionality in capital allocation based on prevailing commodity prices |
| **Exposure to Premium Markets** | Competitive advantage from exposure to favorable Gulf Coast pricing |
| **Focus on Costs & Margins** | Peer-leading cost structure with relentless focus on margins and capital efficiency |
| **Returns Driven** | Maximize return on capital investments through repeat execution and financial discipline |

***Long-term strategy remains intact with multiple playbooks for the future***

# Company Overview

SBOW
LISTED
NYSE

SilverBow RESOURCES®

## Strategic Aim
## Targeted Results

*SilverBow is an independent oil and gas company with operations spanning all commodity phase windows of the Eagle Ford and Austin Chalk in South Texas*



Legend
SilverBow Acreage
Atascosa
Dimmit
La Salle
Live Oak
McMullen
Webb
Fayette
Lavaca

## Corporate Profile

| | |
|---|---|
| **DISCIPLINE** | Ability to allocate capital across a diversified commodity base |
| **EXECUTION** | Track record of solid well results and free cash flow generation |
| **PRICING** | Infrastructure proximity to favorable Gulf Coast markets |
| **EFFICIENCY** | Focus on reducing costs to maximize margins and returns |
| **FLEXIBILITY** | Balance sheet provides financial and operational flexibility |
| **LEADERSHIP** | Proven management team with substantial experience in the play |

| | |
|---|---|
| NYSE Symbol | SBOW |
| Market Capitalization(1) | $406 million |
| Enterprise Value(1) | $803 million |
| 12/31/20 PV-10 Value(2) | $1.3 billion |
| 3Q21 Production | 212 MMcfe/d |
| 3Q21 Production Mix | 77% Gas |
| YE20 Proved Reserves(2) | 1,146 Bcfe |
| % Proved Developed | 46% |
| R/P (Years)(3) | 15 |
| Net Acreage(4) | 143,000 |

***Continued emphasis debt paydown and free cash flow generation***

(1) Refer to Appendix for calculation of Market Capitalization and Enterprise Value
(2) Reserves and PV-10 as of 12/31/20 and based on $65.00/Bbl and $3.50/MMBtu
(3) R/P defined as YE20 Proved Reserves divided by 3Q21 production
(4) Acreage position as of 10/1/21. Does not include Acquisition C

# 3Q21: Strategic M&A and Accretive Financing

SBOW LISTED NYSE

## 3Q21 HIGHLIGHTS

| | |
|---|---|
| **Balance Sheet** | *Reduced total debt by $55MM YoY, with 3Q21 leverage ratio[1] of 1.73x vs 2.50x at YE20* |
| **M&A / A&D Activity** | *Announced two deals in 3Q21; 3rd acquisition announced early Oct-21; 215+ locations added* |
| **D&C Activity** | *Drilled 6 net wells and completed 11 net wells*<br>*Strong results from Austin Chalk wells in Webb County* |
| **Production & Efficiency** | *3Q21: 212 MMcfe/d, Sep-21 exit rate: 245 MMcfe/d*<br>*Cycle times[2] improving: 7.3 days YTD vs. 8.8 in 2020* |
| **Costs & Capital** | *Total cash operating expenses[3] of $1.14/Mcfe*<br>*$9MM of capital savings due to reduced cycle times[2]* |

***Raising full year 2021 free cash flow guidance to $80-$90 million***

(1) Refer to Appendix for calculation of Adjusted EBITDA for Leverage Ratio
(2) Cycle times defined as spud to rig release
(3) Total cash operating expenses include LOE, T&P, production taxes and cash G&A

# 2021: Key Objectives & Looking Ahead

SBOW LISTED NYSE

## Key Objectives

| **Grow** | **Expand** | **Drive** | **De-lever** |
|---|---|---|---|
| *production and EBITDA while living within cash flow* | *high-return inventory through Austin Chalk development and A&D* | *peer-leading capital efficiency and cost structure* | *balance sheet through debt reduction and cash flow* |

## 4Q21 Preview

**OPERATIONS**

Completing 4 Rio Bravo wells (1 Austin Chalk)

Completing 1 net non-op well

**CAPEX**

>85% of FY21 Capex incurred through 3Q

Minimal remaining spend through YE

**OPTIONALITY**

Strong expected FCF and ATM proceeds fund M&A or further debt reduction

## FY21 Outlook

**OPERATIONS**

~15%-20% production growth

Increase operational efficiencies

**CAPEX**

Current returns warrant optional year-end spend

60%-70% re-investment rate(1)

**FCF**

$80-$90MM full year FCF(2)

Targeting YE21 leverage of ~1.25x

***Anticipate record free cash flow and a leverage ratio of ~1.25x by year-end 2021***

(1) Re-investment rate defined as Capex / (Free Cash Flow plus Capex)

(2) Refer to Appendix for calculation of Free Cash Flow

# 2021: Operational & Financial Summary

SBOW
LISTED
NYSE

## Operations

**Eagle Ford Drilling Program**

Focus on capital efficiencies delivers on long-term strategy

- ~90% of capital program allocated to D&C
  - Drill: 19 net wells[1]
  - Complete: 24 net wells[1]
- Re-investment rate[2] of ~60% of cash flow
- D&C efficiencies offsetting market cost inflation
- Ability to adjust cadence of operations real time

## Capital Budget

**2021 Capital Budget of $115-$130 MM**

Plan retains flexibility to reallocate capital based on prevailing commodity prices

- Webb County Gas
- La Salle Condensate
- McMullen Oil
- Non-Op Webb County Gas
- Land
- Facilities, Optimization & Other[3]



2%
5%
10%
9%
~90% D&C
43%
31%

## Statistics

**FY21 Production: 200-215 MMcfe/d**

Modest YoY production growth



(MMcfe/d)
16%
183
212
FY20
FY21

**FY21 FCF: $80-$90 MM**

70% increase from prior FY21 guidance



40%
$61
$85
FY20
FY21

**YE21 Leverage Target: 1.25x**

Increased cash flow and debt paydown



(50%)
2.51x
1.25x
YE20
YE21

***Flexible capital allocation provides for real-time optimization***

Note: FY21 metrics shown based on midpoint of guidance

(1) Includes 3 gross (1 net) non-operated wells

(2) Re-investment rate defined as Capex / (Free Cash Flow plus Capex)

(3) Facilities, Optimization & Other capital includes ~$4 million in capitalized G&A

# Inventory Runway Across Eagle Ford & Austin Chalk


Bandera
Kinney
Uvalde
Medina
Guadalupe
Gonzales
Zavala
Maverick
Dimmit
La Salle
Atascosa
McMullen
Live Oak
De Witt
Victoria
San Patricio
Webb
Nueces
Atascosa
• 4,948 net acres
• Liquids (%): 92%
• 13 producing wells(1)
• 26 locations(1)
• ~1 rig-years(2)
DVO
• 15,899 net acres
• Liquids (%): 71%
• 3 producing wells(1)
• 126 locations(1)
• ~3 rig-years(2)
La Salle Condensate
• 11,666 net acres
• Liquids (%): 56%
• 69 producing wells(1)
• 33 locations(1)
• ~1 rig-years(2)
AWP
• 48,241 net acres
• Liquids (%): 52%
• 129 producing wells(1)
• 224 locations(1)
• ~6 rig-years(2)
Eastern EF
• 9,844 net acres
• Liquids (%): 90%
• 2 producing wells(1)
Uno Mas
• 18,295 net acres
• Gas (%): 97%
• 5 producing wells(1)
• 66 locations(1)
• ~2 rig-years(2)
Webb County Gas
• 9,210 net acres
• Gas (%): 100%
• 141 producing wells(1)
• 161 locations(1)
• ~4 rig-years(2)
Oro Grande
• 24,890 net acres
• Gas (%): 100%
• 25 producing wells(1)
• 66 locations(1)
• ~2 rig-years(2)
Legend
SilverBow
Acquisition A
Acquisition B
Phase Windows
Black Oil
Condensate
Volatile Oil
Wet Gas
Dry Gas

***SBOW has inventory depth across all phase windows of the Eagle Ford and Austin Chalk***

Note: Acreage position as of 10/1/21. Does not include Acquisition C. All future locations include proved and prospective. % Liquids / Gas based on current PDP reserves

(1) Gross producing and undrilled locations as of 3Q21, including Acquisitions A and B

(2) Rig-years based on ~35-40 gross wells drilled per rig per year

# Eagle Ford: Geographically Advantaged

## Regional Pricing Benefits

- 100% of oil and gas production receives favorable Gulf Coast pricing
- Access to premium markets provides enhanced net-backs and pricing realizations
- Geographically advantaged differentials enhance low cost basis vs. peers
- Significant regional infrastructure presents no takeaway capacity concerns
- Ideally located to meet growing demands via existing regional infrastructure

## Sources of Demand Growth

- LNG exports have rebounded in 1H21 to average 10.5 Bcf/d vs 7.5 Bcf/d in 1H20
- Opportunity related to 78 GW of coal and 8 GW of nuclear capacity projected retirements (2021-2025)
- Post-COVID recovery of industrial, commercial and petrochemical demand


Petrochem. Complex
LNG Exports
Mexico Exports

## 1H 2021 Texas Gulf Coast Oil Differentials


Cushing (WTI)
$57.36
Texas
Midland
Eagle Ford
MEH


Differential to WTI
$0
$2
$4
MEH
$1.24
Midland
$0.70

## 1H 2021 Natural Gas Pricing & Differentials


Rockies
$2.52
($0.24)
$2.68
($0.08)
San Juan
Panhandle
$2.56
($0.20)
$2.63
($0.13)
Waha
HSC
$2.80
$0.04
Transco
$2.72
($0.04)
Marcellus
$2.14
($0.62)
Henry Hub
$2.76
Legend
Price
Diff.

***All crude oil production receives favorable Gulf Coast pricing with no takeaway constraints***

***Gulf Coast market (HSC) yielding $0.08/Mcf to $0.66/Mcf higher netbacks vs. others***

Source: Platt's Inside GMR vs. Henry Hub settles, EIA 2021 Annual Energy Outlook and J.P. Morgan

# ESG: At the Core of Our Business

TOP WORK PLACES 2020 HOUSTON CHRONICLE

## Environmental

*SilverBow is committed to reducing environmental impact through sustainable operations*

- Focused on reducing GHG and methane emissions
- Owns no disposal wells or waterflood areas
- Utilizes green flowbacks to reduce gas flaring
- Joined American Petroleum Institute's "The Environmental Partnership"

## Social

*SilverBow is committed to its workforce through cultural "SBOWay" values*

- Rewards and recognizes performance through quarterly 'MVP' employee and other excellence awards
- "Leads the Way" through SBOW Cares – feeding the hungry, serving the military and supporting education
- Displays dedication to our employees through benefits, training, and other environment improvements

SBOWay — SAFETY STRONG · ONE TEAM · UNLEASH POTENTIAL · DRIVE VALUE · LEAD THE WAY

## Governance

*SilverBow aligns executive compensation with the creation of shareholder value*

- Independent
  - 6 out of 7 Directors, incl. Chairman
  - Compensation Consultant
- Strong historical shareholder support for Say on Pay
  - ~98% support in 2021
- Annual compliance by all Directors, Officers and employees

## Safety

*SilverBow maintains a safe and incident free workplace*

- "Safety Strong": 1,200+ days since last Lost Time Accident and 800+ days since last recordable incident
- 3-Yr Avg. TRIR(1) of 0.20; 2020 TRIR of 0.00
- COVID-19 safety protocols focus on keeping employees and contractors safe and aware

SilverBow RESOURCES Cares

*SilverBow is dedicated to working with, and caring for, the communities where we work, operate and live as "One Team" through charitable giving and volunteer opportunities. SBOW Cares is the philanthropic arm of our Company through which our employees serve those around us.*

***Corporate headquarters designed around remote flexibility and work-life balance***

(1) Total Recordable Incident Rate (TRIR) is total number of recordable incidents x 200,000 divided by total man hours worked



# Transaction Update

# Eagle Ford and Austin Chalk Expansion

***Since inception, SBOW has maintained a successful, consistent track record of both strategic A&D and organic growth within the Eagle Ford***

**2019**

**DVO**

*Entry into liquids-rich window of Eagle Ford & Austin Chalk (Dimmit)*

**Liquids Acq.**

*Acquired oil assets close to existing SBOW liquids position*

**Vitruvian**

*Acquired 82k net acres in dry gas window of Southern Eagle Ford*

**La Mesa**

*Farm-in opportunity, lease to sales in only 190 days, 123 Bcf reserves in place*

**2020**

**Artesia / AWP**

*Organic leasing strategy added ~15 oil locations for near-term drilling*

**2021**

**Acquisition A**

*Acquired incremental interest and offset acreage at La Mesa for ~$24MM*

**Acquisition C**

*Acquired 2,500 Boe/d (71% liquids) and 100+ locations for ~$75MM*

**Acquisition B**

*Acquired ~41k net acres and 25+ oil / 75+ gas Eagle Ford locations for ~$33MM*

***SBOW has announced three acquisitions since the beginning of August 2021***

# Recent SilverBow Transactions


SilverBow
RESOURCES
SilverBow
Acquired Assets
Acquisition A
Acquisition B
Acquisition C
0 12.5 25 50
Miles

Gas Weighted ⟵ Commodity Balance ⟶ Oil Weighted

## Acquisitions Highlights

| Key Asset Statistic | Acquisition A | Acquisition B | Acquisition C | Total |
|---|---|---|---|---|
| Closed Date | Aug-21 | Oct-21 | Est. Dec-21 | -- |
| Total Consideration ($MM) | ~$24 (cash & stock) | ~$33 (all stock) | ~$75 (cash & stock) | ~$132 (cash & stock) |
| Net Acres | ~848 | ~41,000 | ~17,000 | ~58,848 |
| Net Production (Boe/d) | ~1,667 (Apr-21) | ~1,580 (Jun-21) | ~2,500 (May-21) | ~5,747 |
| Production Mix | 100% gas | 39% liquids | 71% liquids | 42% liquids |
| PDP Wells (WI / NRI) | 12 (16% / 12%) | 21 (100% / 75%) | 111 (56% / 42%) | 144 (59% / 44%) |
| Net Locations | 17 | 25+ oil / 75+ gas | 100+ | 215+ |
| 2021E EBITDA ($MM) | ~$9.5(1) | ~$16(1) | ~$28(2) | ~$54 |

***SBOW is advancing its Eagle Ford and Austin Chalk consolidation strategy***

(1) At 7/15/21 strip pricing
(2) At 9/30/21 strip pricing

A

# Webb County Gas Expansion

SBOW LISTED NYSE

## Transaction Overview

- Subsequent to 2Q21, SilverBow acquired:
  - Incremental interest in 12 La Mesa PDP wells (12.5% to 20% WI)
  - Incremental interest in future AC wells over current La Mesa lease (12.5% to 20% WI)
  - New acreage lease on 640 acres adjacent to La Mesa
- Total Consideration: $24 million, combination of cash and stock
- Closed: August 3, 2021

## Map



New Acreage
6 LEF / 6 UEF / 4 AC
La Mesa
12 PDP wells
4 AC locations
SilverBow
Legend

## Acquisition Highlights

| Key Asset Statistic | |
|---|---|
| Net Acres | 848 |
| June 2021 Net Production (MMcf/d) | ~10 (100% gas) |
| Horizontal PDP wells (WI / NRI) | 12 (16% / 12%) |
| LEF / UEF Locations (WI / NRI) | 12 (100% / 75%) |
| AC Locations (WI / NRI) | 8 (58% / 44%) |
| IRR[(1)] | 80% - 100% |
| 2021E EBITDA ($MM)[(1)] | $9.5 |

## La Mesa Net Gas Production: Past and Present



(MMcf/d)
SilverBow
Incremental PDP WI
Combined Dev
Nov 2019 First La Mesa Pad Online
Mar 2021 Second La Mesa Pad Online
Aug 2021 Acquired Incremental Working Interests
Mar 2022 Future 6 Well Pad
Mar 2023 Future 6 Well Pad
100
80
60
40
20
0
Oct-19
Jan-20
Apr-20
Jul-20
Oct-20
Jan-21
Apr-21
Jul-21
Oct-21
Jan-22
Apr-22
Jul-22
Oct-22
Jan-23
Apr-23
Jul-23
Oct-23
Jan-24

(1) At 7/15/21 strip pricing

# B Accretive Oil & Gas Acquisition

## Transaction Overview

- Subsequent to 2Q21, SilverBow acquired:
  - Oil and gas assets in the Eagle Ford from an undisclosed seller
    - ~41,000 total net acres and 100% working interest
      - ~15,000 net oil-weighted acres spanning Atascosa, Fayette and Lavaca counties
      - ~26,000 net gas-weighted acres directly offsetting existing position in McMullen and Live Oak counties
- Total Consideration: $33 million, all common stock
- Closed: October 1, 2021

## Acquisition Highlights

| Key Asset Statistic | |
|---|---|
| Net Acres | ~41,000 |
| April 2021 Net Production (Boe/d) | ~1,580<br>(39% liquids) |
| Horizontal PDP wells<br>(WI / NRI) | 21<br>(100% / 75%) |
| Net Locations | 25+ oil / 75+ gas |
| 2021E EBITDA ($MM)(1) | ~$16 |



~15,000
Net Acres
Avg. 96% Liquids
SilverBow Acreage
Acquired Properties
~26,000
Net Acres
Avg. 99% Gas
Fayette
Gonzales
Lavaca
Wilson
De Witt
Atascosa
Karnes
Dimmit
La Salle
McMullen
Live Oak
Webb
Legend
Phase Windows
Black Oil
Volatile Oil
Condensate
Wet Gas
Dry Gas

(1) At 7/15/21 strip pricing

SBOW LISTED NYSE

# C Oil-Weighted Eagle Ford Acquisition

## Transaction Overview

- In October 2021, SilverBow acquired:
  - Oil and gas assets in the Eagle Ford and Austin Chalk from an undisclosed seller
    - ~17,000 net acres across oil window in La Salle, McMullen, DeWitt and Lavaca counties
    - 100+ net locations
    - ~2,500 Boe/d net production (May 2021)
      - 71% liquids / 46% oil from 111 PDP wells
- Total Consideration: $75 million, combination of cash and stock
- Closing: December 2021

## Acquisition Highlights

| Key Asset Statistic | |
|---|---|
| Net Acres | ~17,000 |
| May 2021 Net Production (Boe/d) | ~2,500 (71% liquids) |
| PDP wells (WI / NRI) | 111 (56% / 42%) |
| Net Locations | 100+ |
| 2021E EBITDA ($MM)[1] | ~$28 |


~13,000
Net Acres
~4,000
Net Acres
SilverBow Acreage
Acquired Properties
Fayette
Gonzales
Lavaca
Wilson
De Witt
Atascosa
Karnes
Dimmit
La Salle
McMullen
Live Oak
Webb
Legend
Phase Windows
Black Oil
Volatile Oil
Condensate
Wet Gas
Dry Gas

Source: RSEG/Enverus, Company data

(1) At 9/30/21 strip pricing

# Achieving Key Objectives Through Strategic M&A

## Key Objectives

**Grow** production and EBITDA while living within cash flow

**Expand** high-return inventory through Austin Chalk development and A&D

**Drive** peer-leading capital efficiency and cost structure

**De-lever** balance sheet through debt reduction and cash flow

## Acquisitions Announced Since August 2021

- Acquired production represents 16% increase to SilverBow's 2Q21 daily production (37% increase to liquids)
- Incremental cash flow enhances SilverBow's size and scale

- Adds over 215 net Eagle Ford and Austin Chalk locations
- Incremental locations support ~5 years of drilling at 1 rig pace
- Expands Eagle Ford footprint into northeast oil window of DeWitt and Lavaca counties

- Opportunity to lower per unit operating costs through SilverBow's leading low cost-structure
- Expected synergies from geographic footprint overlap
- Zero incremental G&A from acquired assets

- Combined purchase price multiple of 2.5x EBITDA(1); accretive to pre-announcement EBITDA multiple of 3.1x(2)
- Targeting pro forma YE21 leverage ratio of 1.25x(3) vs. prior SilverBow guidance of 1.75x

***SBOW is recognizing value through strategic M&A and accretive financing***

(1) Based on combined total purchase price (at time of announcements) and 2021E EBITDA of Acquisitions A, B and C
(2) Pre-announcement share price and share count as of 7/30/21 (pre-M&A announcements). Cash and debt balance as of 6/30/21
(3) SilverBow defines leverage as Total Debt / Adjusted EBITDA. Target ratio includes Adjusted EBITDA pro forma for 2021 acquisitions



# Operations Update

# Strong Well Results Across Acreage Position

**A** La Mesa II
6 Well Pad (La Mesa)
30-day rate: 84 MMcf/d
100% Gas

**A** DVO
15,899 net acres
100% W.I.
Liquids (%): 71%

**B** La Salle Cond
11,666 net acres
(88% - 100%) W.I.
Liquids (%): 56%

**C** AWP
48,241 net acres
100% W.I.
Liquids (%): 52%

**D** Atascosa
4,948 net acres
100% W.I.
Liquids (%): 92%

**B** Rio Bravo Austin Chalk
Single Well (Rio Bravo)
30-day rate: 13 MMcf/d
100% Gas

**1** La Mesa I
6 Well Pad (La Mesa)
30-day rate: 100 MMcf/d
100% Gas

**2** ARN
3 Well Pad (Artesia)
30-day rate: 17 MMcfe/d
64% Gas

**3** NMC
Single Well (Oro Grande)
30-day rate: 11 MMcf/d
100% Gas

**4** Bracken
2 Well Pad (AWP)
30-day rate: 19 MMcfe/d
87% Gas

**5** GKT
2 well pad (Uno Mas)
30-day rate: 25 MMcfe/d
97% Gas


0 4 8 16 Miles
Zavala
Atascosa
D
Karnes
Bee
Dimmit
La Salle
A
B
C
G
F
E
H
Live Oak
McMullen
Fayette
De Witt
Lavaca
Duval
Webb
1
2
3
4
5

**1** Briggs Knolle
2 Well Pad (Artesia)
30-day rate: 2,524 Boe/d
72% Liquids

**2** Briggs Knolle
4 Well Pad (Artesia)
30-day rate: 4,202 Boe/d
78% Liquids

**3** Kuykendall
3 Well Pad (AWP)
30-day rate: 1,621 Boe/d
89% Liquids

**4** Discher
2 Well Pad (AWP)
30-day rate: 1,684 Boe/d
74% Liquids

**5** SMR
3 Well Pad (AWP)
30-day rate: 1,825 Boe/d
90% Liquids

**E** Webb Gas
9,210 net acres
(64% - 100%) W.I.
Gas (%): 100%

**F** Oro Grande
24,890 net acres
100% W.I.
Gas (%): 100%

**G** Uno Mas
18,295 net acres
100% W.I.
Gas (%): 97%

**H** Eastern EF
9,844 net acres
100% W.I.
Liquids (%): 90%

***Uniquely positioned to capitalize on both commodities within the same basin***

Note: Acreage position as of 10/1/21. Does not include Acquisition C
Note: Average working interest shown for each area. Numbers may not tie to overall acreage figure due to rounding

# Webb County Austin Chalk

SBOW
LISTED
NYSE

## Transaction Overview

- Successfully completed three test wells to date
- 50+ locations added in 2021
  - 48 locations added through organic exploration
  - 4 locations added through acquisitions
- 3 wells delivered to-date averaged development costs of $5.6 million; expect to achieve $5.3 million or better
- Through first 60 days, cumulative production per well averaged ~0.6 Bcf (~11 MMcf/d per well)

## Webb County Map



5 mi
1 RIO BRAVO STATE 201H
2 FASKEN STATE 201H

## Daily Production(1)



MMcf/d
14
12
10
8
6
4
2
0
0
50
100
150
200
250
300
Producing Days
Average Type Curve

(1) Early flowback/cleanup production not shown (first 7 days)
(2) Pricing:
- 2022: $70 | $4.50 | 35%
- 2023: $65 | $3.50 | 35%
- 2024+: $55 | $3.00 | 35%

## Economic Potential

| | |
|---|---|
| Drilling Locations | 52 |
| Type Curve EUR | 15 Bcfe |
| % Gas | 100% |
| Type Curve EUR / 1,000 ft | 2.0 Bcfe |
| Average Lateral Length | 7,500 |
| Average Gross Well Cost ($MM) | $5.3 |
| NPV-10 ($MM) | $5.9 |
| IRR(2) (%) | 100% |
| Payout (Years) | 0.88 |

SBOW LISTED NYSE

# Eagle Ford Operational Execution – Drilling Metrics

## Drilling Cost Efficiencies

Cost per Lateral Ft. (1)



$362
$276
$193
$203
2018
2019
2020
2021

## Drilling Faster

Lateral Ft Drilled per Day (2)



537
709
1,020
1,125
2018
2019
2020
2021

| | |
|---|---|
| Decrease in Drill Costs (2021 / 2018) | **-44%** |
| Increase in Lateral Feet Drilled per Day (2021 / 2018) | **+110%** |

Note: For each time period, includes all wells whose rig release occurred during that quarter or year (as appropriate)

(1) Cost to drill per lateral foot (total drill cost divided by lateral length)

(2) Total lateral drilled per day, spud to rig release

SBOW LISTED NYSE

# Eagle Ford Operational Execution – Completion Metrics

**Completion Cost Efficiencies**
Completion Costs ($MM) (1)


$3.5
$2.9
2020
2021

**Completing Faster**
Stages Completed per Day (2)


9.9
10.2
2020
2021

**Completing Faster**
CLAT Completed per Day (3)


1,848
1,931
2020
2021

**Proppant Per Day**
# Proppant Pump per Day (1000 #) (4)(5)


5,132
4,608
2020
2021

| | |
|---|---|
| Decrease in Completion Cost (2021 / 2020) | -17% |
| Increase in Number of Stages per Day (2021 / 2020) | +3% |
| Increase in CLAT Completed per Day (2021 / 2020) | +4% |
| Decrease in Total Proppant Pumped per Day(5) (2021 / 2020) | -10% |

(1) Costs includes toe prep, stimulation, drill-out, tubing install and flowback
(2) Stages completed per day per pad, frac start to frac end
(3) CLAT stimulated per day, per well
(4) Average amount of proppant pumped per day (thousand of #s pumped)
(5) Decrease driven by delays to deliver sand to location. Service companies had a shortage of truck drivers



# Finance Update

# Track Record of Performance & Managing Cycles

SBOW LISTED NYSE

## Revenue



($MM)
($/Mcfe)
$120
$90
$60
$30
$0
($30)
$7.50
$6.25
$5.00
$3.75
$2.50
$1.25
$78
$66
$43
$54
$55
$82
$62
$80
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
Oil & Gas Sales
Hedges
Per Unit

## LOE



($MM)
($/Mcfe)
$8.0
$6.4
$4.8
$3.2
$1.6
$0.0
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$5.7
$5.8
$5.0
$5.2
$5.3
$6.3
$5.6
$7.4
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
LOE
Per Unit

## Cash G&A, Net



($MM)
($/Mcfe)
$6.0
$4.8
$3.6
$2.4
$1.2
$0.0
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$4.6
$4.7
$5.0
$4.8
$3.6
$3.7
$3.7
$4.1
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
Cash G&A
Per Unit

## Adjusted EBITDA(1)



($MM)
($/Mcfe)
$80
$60
$40
$20
$0
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$57.6
$46.0
$32.7
$45.1
$48.5
$69.6
$49.0
$62.5
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
Adj EBITDA
Per Unit

***Efficient operations and low fixed costs contribute to SBOW's success***

Note: 2Q20, 3Q20 and 4Q20 metrics reflect strategic curtailment and subsequent return to production

(1) Adjusted EBITDA includes the amortization of previously unwound derivative contracts and pro forma contribution from closed acquisitions

# Built to Deliver Strong Margins at Various Prices

## Corporate Cash Margin


($/Mcfe)
$5.50
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$3.62
$2.29
$3.18
$1.82
$3.30
$1.48
$3.19
$1.71
$3.34
$1.94
$5.05
$3.51
$3.19
$1.73
$4.09
$2.57
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21 (1)
2Q21
3Q21
Production Expenses
Cash G&A
Interest Expense
Hedged Revenue
Corporate Cash Margin

***Cost efficiencies and proactive hedging support full-cycle profitability and returns***

Note: Production Expenses include LOE, T&P and Production Taxes

(1) SilverBow experienced unusually high 1Q21 realized natural gas prices due to the unforeseen volatility in February 2021

# SilverBow Realizes Favorable Pricing

SBOW LISTED NYSE

## Realized Oil Prices



($/Bbl)
94% of WTI Average Over Last 8 Quarters
(% of WTI)
$75.00
$60.00
$45.00
$30.00
$15.00
-
120%
100%
80%
60%
40%
20%
-
98%
98%
86%
92%
91%
96%
96%
97%
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
Realized Oil Price
Benchmark Avg
Realized Oil % of WTI

## Realized Gas Prices



($/Mcf)
111% of HH Average Over Last 8 Quarters
(% of HH)
$5.00
$4.00
$3.00
$2.00
$1.00
-
200%
160%
120%
80%
40%
-
96%
98%
99%
100%
101%
185% (1)
104%
103%
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
Realized Gas Price
Benchmark Avg
Realized Gas % of HH

***SBOW consistently realizes prices close to NYMEX benchmarks***

(1) SilverBow experienced unusually high 1Q21 realized natural gas prices due to the unforeseen volatility from extreme cold weather conditions in February 2021. These price fluctuations are not expected to recur

SBOW
LISTED
NYSE

# Top Quartile Metrics Compared to Gas E&Ps

## P/NAV Upside[1]



60%
40%
20%
-
(20%)
(40%)
Peer Group Avg. (Excl. SBOW): 5%
Peer A
Peer B
SBOW
Peer C
Peer D
Peer E
Peer F
Peer G
Peer H

## 2021E FCF Yield[2]



30%
25%
20%
15%
10%
5%
-
Peer Group Avg. (Excl. SBOW): 16%
SBOW(3)
Peer A
Peer G
Peer C
Peer D
Peer H
Peer F
Peer B
Peer E

***Cash flow generation and capital discipline driving price upside to NAV and FCF yield***

Source: FactSet, RSEG/Enverus. Company filings and press releases. Peers (in alphabetical order) include: Antero Resources, Chesapeake Energy, CNX Resources, Comstock Resources, EQT Corporation, Gulfport Corporation, Range Resources, Southwestern Energy

(1) P/NAV Upside = Enverus calculated NAV $/sh value ($60 oil / $3.00 gas) / share price as of 9/27/21

(2) FCF Yield = 2021 FCF / Market Capitalization as of 9/27/21. Peer FCF per latest NAV Enverus report defined as EBITDA less capex less interest expense

(3) Based on midpoint of full year guidance

# Financial Discipline is Integral to Strategy

SBOW
LISTED
NYSE

- **Maintain strong balance sheet**
  - Active hedging program to protect returns and minimize downside exposure
  - Working capital management
  - Effective and on-going ATM program raising additional equity
  - No near-term debt maturities
- **Relentless focus on driving down costs**
  - Minimize borrowing costs and financial leakage
- **Disciplined capital allocation**
  - Align capital structure with business model
  - Acute focus on full-cycle returns
  - Strategic business planning across wide range of pricing and operational scenarios
- **Conservative leverage ratio**
  - Target YE21 Leverage Ratio: 1.25x

## De-Levering the Balance Sheet(1)



3.50x
3.00x
2.50x
2.00x
1.50x
1.00x
0.50x
0.00x
Improving Leverage Ratio
2.51x
2.08x
1.93x
1.73x
4Q20
1Q21
2Q21
3Q21

## Debt Maturity Schedule(2)



($MM)
$400
$300
$200
$100
$0
No near-term debt maturities
Undrawn
$102
Credit Facility $198
2nd Lien $200
2021
2022
2023
2024
2025

***Expect to continue to reduce revolver borrowings and leverage ratio***

(1) LTM Adjusted EBITDA includes $20.7 million of proceeds from the amortization of previously unwound derivatives for period ending 3Q21. Includes $6.6 million of LTM contribution from Acquisition A. LTM Adjusted EBITDA for covenant compliance for 3Q21 = $229.5 million

(2) Borrowing base, credit facility drawn and second lien outstanding as of 9/30/21. Borrowing base currently being redetermined

# Active Hedging Program to Protects Returns

SBOW LISTED NYSE

- **Manage commodity price risk through a disciplined risk management program**
  - Maintain a simple hedge portfolio comprised primarily of fixed price swaps and two-way collars
  - Manage potential downside risk to commodity prices while preserving upside optionality
    - Systematically add hedges on a rolling 24-month basis
  - Hedge volumes for 2021 cover 73% and 66% of expected oil and gas production, respectively

## Oil Hedging



(Bbls/d)
4,500
3,750
3,000
2,250
1,500
750
0
($/Bbl)
$70.00
$65.00
$60.00
$55.00
$50.00
$45.00
$40.00
4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
2021
2022
2023
Swaps
Collars
Wt Avg Price (Ceiling)
Wt Avg Price (Floor)

## Natural Gas Hedging[1]



(Mcf/d)
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
($/MMBtu)
$4.00
$3.75
$3.50
$3.25
$3.00
$2.75
$2.50
$2.25
4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q
2021
2022
2023
Swaps
Collars
Wt Avg Price (Ceiling)
Wt Avg Price (Floor)

***Poised to benefit from strip pricing while preserving upside exposure***

Note: Hedge portfolio as of 10/29/21. Refer to Appendix for additional details

(1) The above analysis assumes 1 Mcf equals 1 MMBtu

# SilverBow's Value Proposition

**Pure Play Eagle Ford E&P**

*Established operator with deep technical experience and in-basin knowledge*

**Balanced Commodity Mix**

*Inventory provides optionality in capital allocation based on prevailing commodity prices*

**Focus on Costs & Margins**

*Peer-leading cost structure with relentless focus on margins and capital efficiency*

SilverBow RESOURCES®

**Exposure to Premium Markets**

*Competitive advantage from exposure to premium Gulf Coast pricing*

**Returns Driven**

*Maximize return on capital investments through repeat execution and financial discipline*

***Consistently generating cash flow with high margins and a leading cost profile***



# Appendix

# 2021 Guidance

SBOW
LISTED
NYSE

| | ACTUAL | | | | | GUIDANCE | |
|---|---|---|---|---|---|---|---|
| | 4Q20 | FY20 | 1Q21 | 2Q21 | 3Q21 | 4Q21 | FY21 |
| **Production Volumes:** | | | | | | | |
| Oil (Bbls/d) | 4,655 | 4,157 | 3,497 | 2,745 | 4,001 | 5,250 - 5,350 | 3,800 - 3,950 |
| Gas (MMcf/d) | 130 | 139 | 140 | 174 | 164 | 180 - 189 | 164 - 167 |
| NGL (Bbls/d) | 3,248 | 3,043 | 3,169 | 3,645 | 4,038 | 4,750 - 4,850 | 3,850 - 4,000 |
| **Total Reported Production (MMcfe/d)** | **178** | **183** | **180** | **213** | **212** | 240 - 250 | 210 - 215 |
| *% Gas* | *73%* | *76%* | *78%* | *82%* | *77%* | *75%* | *78%* |
| **Product Pricing:** | | | | | | | |
| Crude Oil NYMEX Differential ($/Bbl) | ($3.63) | ($1.42) | ($2.34) | ($2.45) | ($2.02) | ($3.50) - ($0.50) | NA |
| Natural Gas NYMEX Differential ($/Mcf) | $0.01 | ($0.01) | $2.29 | $0.10 | $0.13 | ($0.15) - ($0.05) | NA |
| Natural Gas Liquids (% of WTI) | 37% | 33% | 39% | 33% | 44% | 45% - 49% | NA |
| **Costs & Expenses:** | | | | | | | |
| Lease Operating Expenses ($/Mcfe) | $0.33 | $0.32 | $0.39 | $0.29 | $0.38 | $0.35 - $0.39 | $0.35 - $0.36 |
| Transportation and Processing ($/Mcfe) | $0.27 | $0.31 | $0.31 | $0.32 | $0.30 | $0.29 - $0.33 | $0.29 - $0.33 |
| Production Taxes (% of Revenue) | 5.6% | 5.9% | 4.0% | 5.1% | 4.9% | 4.5% - 5.0% | 4.7% - 4.9% |
| Cash G&A ($MM) | $3.6 | $18.0 | $3.7 | $3.7 | $4.1 | $4.2 - $4.7 | $15.6 - $16.1 |

***Increasing FY21 free cash flow to $80-$90 million; capex remaining at $115-$130 million***

Note: Table represents as-reported figures

# Capital Structure & Credit Profile

SBOW
LISTED
NYSE

- **Revolving Credit Facility (due Apr-24)**
  - $300 million borrowing base
  - $198 million outstanding
  - LIBOR (50 bps floor) + 3.25%-4.25%
  - 8 banks led by J.P. Morgan
  - Total Debt / LTM Adjusted EBITDA < 3.25x
- **Second Lien Facility (due Dec-24)**
  - $200 million outstanding
  - LIBOR + 7.50% with 1% LIBOR floor
  - December 2017 issuance
  - NC2, 102 in Year 3, 101 in Year 4 and par thereafter until maturity
  - Net Debt / LTM Adjusted EBITDA < 4.5x
- **Common Equity**
  - "SBOW" stock symbol and listed on NYSE
  - 14.727 million shares as of 10/29/21

## Capitalization(1)

*($MM, except per unit amounts)*

| | |
|---|---|
| Share Price (10/29/21) | $27.60 |
| Shares Outstanding (10/29/21) | 14.727 |
| **Equity Market Capitalization** | **$406.5** |
| Plus: Revolving Credit Facility | $198.0 |
| Plus: Second Lien | 200.0 |
| Less: Cash and Cash Equivalents | 1.0 |
| **Enterprise Value** | **$803.5** |

| **Valuation Statistics** | *Metric* | *Multiple* |
|---|---|---|
| EV / LTM Adjusted EBITDA(3) | $229 | 3.50x |
| EV / Proved Reserves ($/Mcfe)(2) | 1,146 | $0.70 |
| EV / 3Q21 Production ($/Mcfe/d) | 212 | $3,785 |

| **Credit Statistics** | *Metric* | *Multiple* |
|---|---|---|
| Total Debt / LTM Adjusted EBITDA(3) | $229 | 1.73x |
| Proved PV-10 / Total Debt(2) | $1,279 | 3.21x |
| PDP PV-10 / Total Debt(2) | $735 | 1.85x |

***Straightforward capital structure with improving metrics***

(1) Cash and debt balance as of 9/30/21
(2) Reserves and PV-10 as of 12/31/20 and based on $65.00/Bbl and $3.50/MMBtu
(3) LTM Adjusted EBITDA includes $20.7 million of proceeds from the amortization of previously unwound derivatives for period ending 3Q21. Includes $6.6 million of LTM contribution from Acquisition A. LTM Adjusted EBITDA for covenant compliance for 3Q21 = $229.5 million

# Hedging Summary

## Current Hedge Position[1]

| | 4Q 2021 (3 Months) | 1Q 2022 (3 Months) | 2Q 2022 (3 Months) | 3Q 2022 (3 Months) | 4Q 2022 (3 Months) | 1Q 2023 (3 Months) | 2Q 2023 (3 Months) | 3Q 2023 (3 Months) | 4Q 2023 (3 Months) |
|---|---|---|---|---|---|---|---|---|---|
| **NYMEX HH GAS** | | | | | | | | | |
| ***Swaps*** | | | | | | | | | |
| Gas (MMBtu) | 1,520,000 | 232,500 | 3,795,000 | 4,142,100 | 2,760,000 | | | | |
| Wt Avg Price | $3.67 | $4.00 | $2.99 | $3.02 | $3.14 | | | | |
| ***Collars*** | | | | | | | | | |
| Gas (MMBtu) | 9,611,000 | 9,645,000 | 6,156,500 | 6,739,000 | 7,765,076 | 8,347,000 | 4,125,000 | 1,380,000 | |
| Wt Avg Floor | $2.80 | $3.06 | $2.29 | $2.60 | $2.69 | $2.89 | $2.49 | $2.60 | |
| Wt Avg Ceiling | $3.23 | $3.79 | $2.74 | $2.98 | $3.20 | $3.52 | $2.92 | $3.13 | |
| **NYMEX WTI OIL** | | | | | | | | | |
| ***Swaps*** | | | | | | | | | |
| Oil (Bbl) | 272,662 | 223,455 | 136,500 | 246,100 | 184,000 | 82,175 | 575 | 53,980 | |
| Wt Avg Price | $57.50 | $49.32 | $56.66 | $49.63 | $54.84 | $55.75 | $68.40 | $66.55 | |
| ***Collars*** | | | | | | | | | |
| Oil (Bbl) | 84,640 | 85,500 | 161,350 | 46,000 | 46,000 | 45,000 | 111,475 | 46,000 | 46,000 |
| Wt Avg Floor | $34.70 | $57.37 | $48.21 | $70.00 | $68.00 | $65.00 | $59.27 | $63.00 | $62.00 |
| Wt Avg Ceiling | $41.01 | $63.55 | $55.16 | $75.40 | $73.60 | $72.80 | $66.32 | $69.10 | $67.55 |
| **NGL** | | | | | | | | | |
| ***Swaps*** | | | | | | | | | |
| NGLs (Bbl) | 192,320 | 180,000 | 136,500 | 138,000 | 138,000 | | | | |
| Wt Avg Price | $24.26 | $29.13 | $28.85 | $28.31 | $28.27 | | | | |
| **Oil Basis** | | | | | | | | | |
| ***Swaps*** | | | | | | | | | |
| MEH-WTI (Bbls) | 241,500 | | | | | | | | |
| Wt Avg Price | $1.28 | | | | | | | | |
| ***Swaps*** | | | | | | | | | |
| CMA Roll (Bbls) | 241,500 | 261,000 | 263,900 | 266,800 | 251,300 | | | | |
| Wt Avg Price | ($0.33) | $0.19 | $0.19 | $0.19 | $0.16 | | | | |
| **Gas Basis** | | | | | | | | | |
| ***Swaps*** | | | | | | | | | |
| HH-HSC (MMBtu) | 11,040,000 | 8,100,000 | 3,640,000 | 3,680,000 | 3,680,000 | | | | |
| Wt Avg Price | ($0.01) | $0.09 | ($0.05) | ($0.04) | ($0.05) | | | | |

Note: Hedge portfolio as of 10/29/21

(1) The above analysis assumes 1 Mcf equals 1 MMBtu

# Calculation of Adjusted EBITDA & Free Cash Flow

SBOW
LISTED
NYSE

| ($000s, except per unit metrics) | 2020 | | 2021 | | |
|---|---|---|---|---|---|
| | 4Q | FY | 1Q | 2Q | 3Q |
| **Net Income / (Loss)** | $9,348 | ($309,382) | $28,380 | ($19,951) | ($35,943) |
| Plus: | | | | | |
| DD&A | 13,434 | 64,564 | 13,393 | 16,039 | 16,054 |
| Accretion of ARO | 91 | 354 | 75 | 74 | 77 |
| Interest Expense | 7,352 | 31,228 | 7,019 | 7,436 | 7,433 |
| Write-down of Oil & Gas Properties | - | 355,948 | - | - | - |
| Derivative (Gain) / Loss | 5,580 | (61,304) | 18,259 | 46,067 | 88,554 |
| Derivative Cash Settlements | 1,143 | 39,424 | (4,782) | (8,060) | (19,327) |
| Income Tax Expense / (Benefit) | 304 | 20,911 | - | - | (408) |
| Non-cash Equity Compensation | 1,054 | 4,557 | 1,070 | 1,189 | 1,191 |
| **Adjusted EBITDA** | $38,306 | $146,300 | $63,414 | $42,794 | $57,631 |
| Plus: | | | | | |
| Monetized Derivative Contracts | - | 38,310 | - | - | - |
| Cash Interest Expense & Bank Fees, Net | (6,639) | (28,929) | (6,424) | (9,259) | (6,995) |
| Capital Expenditures[(1)] | (19,541) | (95,241) | (32,961) | (26,157) | (51,330) |
| Current Income Tax (Expense) / Benefit | - | 480 | - | - | 408 |
| **Free Cash Flow** | $12,126 | $60,920 | $24,029 | $7,378 | ($286) |
| **Adjusted EBITDA** | $38,306 | $146,300 | $63,414 | $42,794 | $57,631 |
| Plus: | | | | | |
| Amortization of Derivative Contracts | 9,239 | 25,075 | 3,530 | 3,928 | 3,993 |
| Pro Forma contribution from Acquisitions | 938 | 938 | 2,625 | 2,239 | 846 |
| **Adjusted EBITDA for Leverage Ratio[(2)]** | $48,483 | $172,313 | $69,569 | $48,961 | $62,470 |

Note: Table represents as-reported figures

(1) Excludes proceeds/(payments) related to the divestiture/(acquisition) of oil and gas properties and equipment, outside of regular way land and leasing costs

(2) Adjusted EBITDA for Leverage Ratio includes proceeds from the amortization of previously unwound derivative contracts and pro forma contribution from acquired assets' operations. Adjusted EBITDA for covenant compliance for the 12 months ended 9/30/21 is $229.5 million

# Calculation of Cash General & Administrative Expenses

SBOW LISTED NYSE

*($000s, except per unit metrics)*

| | 2020 | | 2021 | | |
|---|---|---|---|---|---|
| | 4Q | FY | 1Q | 2Q | 3Q |
| **General and administrative, net** | **$4,682** | **$22,608** | **$4,782** | **$4,834** | **$5,257** |
| Less: | | | | | |
| Non-cash Equity Compensation | (1,054) | (4,557) | (1,070) | (1,173) | (1,191) |
| **Cash general and administrative, net** | **$3,628** | **$18,051** | **$3,712** | **$3,661** | **$4,066** |
| | | | | | |
| **General and administrative, net (per Mcfe)** | **$0.29** | **$0.34** | **$0.29** | **$0.25** | **$0.27** |
| Less: | | | | | |
| Non-cash Equity Compensation (per Mcfe) | ($0.07) | ($0.07) | ($0.06) | ($0.06) | ($0.06) |
| **Cash general and administrative, net (per Mcfe)** | **$0.22** | **$0.27** | **$0.23** | **$0.19** | **$0.21** |

Note: Table represents as-reported figures

SBOWay

# Corporate Information

## CORPORATE HEADQUARTERS

SilverBow Resources, Inc.
920 Memorial City Way, Suite 850
Houston, Texas 77024
(281) 874-2700 or (888) 991-SBOW
www.sbow.com

## CONTACT INFORMATION

Jeff Magids
Director of Finance & Investor Relations
(281) 423-0314
IR@sbow.com

SilverBow RESOURCES®